                                                                    Exhibit 10.1

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                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of February 21, 2003

                                  By and Among

                              MERITAGE CORPORATION

                                   as Issuer,

                           the GUARANTORS named herein

                                       and

                         DEUTSCHE BANK SECURITIES INC.,
                                UBS WARBURG LLC,
                       BANC ONE CAPITAL MARKETS, INC. and
                             FLEET SECURITIES, INC.
                              as Initial Purchasers

                          9 3/4% Senior Notes due 2011

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
                                TABLE OF CONTENTS

                                                                              Page
                                                                              ----
Section 1.  Definitions.....................................................   1

Section 2.  Exchange Offer..................................................   4

Section 3.  Shelf Registration Statement....................................   7

Section 4.  Liquidated Damages..............................................   9

Section 5.  Registration Procedures.........................................  10

Section 6.  Registration Expenses...........................................  19

Section 7.  Indemnification.................................................  19

Section 8.  Rules 144 and 144A..............................................  23

Section 9.  Underwritten Registrations......................................  23

Section 10. Miscellaneous...................................................  23

            (a)       No Inconsistent Agreements............................  23
            (b)       Adjustments Affecting Registrable Notes...............  23
            (c)       Amendments and Waivers................................  24
            (d)       Notices...............................................  24
            (e)       Guarantors............................................  25
            (f)       Successors and Assigns................................  26
            (g)       Counterparts..........................................  26
            (h)       Headings..............................................  26
            (i)       Governing Law.........................................  26
            (j)       Severability..........................................  26
            (k)       Securities Held by the Company or Its Affiliates......  26
            (l)       Third-Party Beneficiaries.............................  26
            (m)       Attorneys' Fees.......................................  26
            (n)       Entire Agreement......................................  26

SIGNATURES.................................................................. S-1

                          REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (this "Agreement") is dated as of February 21, 2003, by and among Meritage Corporation, a Maryland corporation (the "Company"), and each of the Guarantors (as defined herein) (the Company and the Guarantors are referred to collectively herein as the "Issuers"), on the one hand, and Deutsche Bank Securities Inc., UBS Warburg LLC, Banc One Capital Markets, Inc. and Fleet Securities, Inc. (the "Initial Purchasers") on the other hand.

          This Agreement is entered into in connection with the Purchase Agreement, dated as of February 13, 2003, by and among the Issuers and the Initial Purchasers (the "Purchase Agreement"), relating to the offering of $50,000,000 aggregate principal amount of the Company's 9 3/4% Senior Notes due 2011 (including the guarantees thereof by the Guarantors, the "Notes"). The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Notes under the Purchase Agreement.

          The parties hereby agree as follows:

     Section 1. Definitions

          As used in this Agreement, the following terms shall have the following meanings:

          "action" shall have the meaning set forth in Section 7(c) hereof.

          "Advice" shall have the meaning set forth in Section 5 hereof.

          "Agreement" shall have the meaning set forth in the first introductory paragraph hereto.

          "Applicable Period" shall have the meaning set forth in Section 2(b) hereof.

          "Board of Directors" shall have the meaning set forth in Section 5 hereof.

          "Business Day" shall mean a day that is not a Legal Holiday.

          "Company" shall have the meaning set forth in the introductory paragraph hereto and shall also include the Company's permitted successors and assigns.

          "Commission" shall mean the Securities and Exchange Commission.

          "day" shall mean a calendar day.

          "Delay Period" shall have the meaning set forth in Section 5 hereof.

          "Effectiveness Period" shall have the meaning set forth in the second paragraph of Section 3(a) hereof.

          "Event Date" shall have the meaning set forth in Section 4(b) hereof.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Exchange Notes" shall have the meaning set forth in Section 2(a) hereof.

          "Exchange Offer" shall have the meaning set forth in Section 2(a) hereof.

          "Exchange Offer Registration Statement" shall have the meaning set forth in Section 2(a) hereof.

          "Guarantors" means each of the Persons executing this Agreement (as set forth on Schedule A) on the date hereof and each Person who executes and delivers a counterpart of this Agreement hereafter pursuant to Section 10(e) hereof.

          "Holder" shall mean any holder of a Registrable Note or Registrable Notes.

          "Indenture" shall mean the Indenture, dated as of May 30, 2001, by and among the Issuers and Wells Fargo Bank, National Association, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          "Initial Purchasers" shall have the meaning set forth in the first introductory paragraph hereof.

          "Initial Shelf Registration Statement" shall have the meaning set forth in Section 3(a) hereof.

          "Inspectors" shall have the meaning set forth in Section 5(n) hereof.

          "Issue Date" shall mean February 21, 2003, the date of original issuance of the Notes.

          "Issuers" shall have the meaning set forth in the introductory paragraph hereto.

          "Legal Holiday" shall mean a Saturday, a Sunday or a day on which banking institutions in New York, New York are required by law, regulation or executive order to remain closed.

          "Liquidated Damages" shall have the meaning set forth in Section 4(a) hereof.

          "Losses" shall have the meaning set forth in Section 7(a) hereof.

          "NASD" shall have the meaning set forth in Section 5(s) hereof.

          "Notes" shall have the meaning set forth in the second introductory paragraph hereto.

          "Participant" shall have the meaning set forth in Section 7(a) hereof.

          "Participating Broker-Dealer" shall have the meaning set forth in
Section 2(b) hereof.

          "Person" shall mean an individual, corporation, partnership, joint venture association, joint stock company, trust, unincorporated limited liability company, government or any agency or political subdivision thereof or any other entity.

          "Private Exchange" shall have the meaning set forth in Section 2(b) hereof.

          "Private Exchange Notes" shall have the meaning set forth in Section 2(b) hereof.

          "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Purchase Agreement" shall have the meaning set forth in the second introductory paragraph hereof.

          "Records" shall have the meaning set forth in Section 5(n) hereof.

          "Registrable Notes" shall mean each Note upon its original issuance and at all times subsequent thereto, each Exchange Note as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, in each case until (i) a Registration Statement (other than, with respect only to any Exchange Note as to which Section 2(c)(iv) hereof is applicable, the Exchange Offer Registration Statement) covering such Note, Exchange Note or Private Exchange Note has been declared effective by the Commission and such Note, Exchange Note or such Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note has been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes that may be resold without restriction under state and federal securities laws, (iii) such Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture or (iv) such Note, Exchange Note or Private Exchange Note has been sold in compliance with Rule 144 or is salable pursuant to Rule 144(k).

          "Registration Default" shall have the meaning set forth in Section 4(a) hereof.

          "Registration Statement" shall mean any appropriate registration statement of the Issuers covering any of the Registrable Notes filed with the Commission under the Securities Act, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Requesting Participating Broker-Dealer" shall have the meaning set forth in Section 2(b) hereof.

          "Rule 144" shall mean Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          "Rule 144A" shall mean Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the Commission.

          "Rule 415" shall mean Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Shelf Filing Event" shall have the meaning set forth in Section 2(c) hereof.

          "Shelf Registration Statement" shall have the meaning set forth in
Section 3(b) hereof.

          "Subsequent Shelf Registration Statement" shall have the meaning set forth in Section 3(b) hereof.

          "TIA" shall mean the Trust Indenture Act of 1939, as amended.

          "Trustee" shall mean the trustee under the Indenture and the trustee (if any) under any indenture governing the Exchange Notes and Private Exchange Notes.

          "underwritten registration or underwritten offering" shall mean a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

     Section 2. Exchange Offer

          (a) The Issuers shall (i) file a Registration Statement (the "Exchange Offer Registration Statement") within 75 days after the Issue Date with the Commission on an appropriate registration form with respect to a registered offer (the "Exchange Offer") to exchange any and all of the Registrable Notes for a like aggregate principal amount of notes (including the guarantees with respect thereto, the "Exchange Notes") that are identical in all material respects to the Notes (except that the Exchange Notes bear no restrictive legend thereon and shall not contain terms with respect to Liquidated Damages upon a Registration Default), (ii) use their respective reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 150 days after the Issue Date and (iii) use their respective reasonable best efforts to complete the Exchange Offer within 180 days after the Issue Date; provided that the Exchange Offer may not be completed on or prior to June 1, 2003. The Exchange Offer shall be deemed completed or consummated for purposes of this Agreement upon delivery by the Company to the Trustee under the Indenture of Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Notes tendered (and not withdrawn) by Holders thereof pursuant to the Exchange Offer. Upon the Exchange Offer Registration Statement being declared effective by the Commission, the Company will offer the Exchange Notes in exchange for surrender of the Notes. The Company shall keep the Exchange Offer open for not less than 20 Business Days (or longer if required by applicable law to complete the Exchange Offer) after the date notice of the Exchange Offer is mailed to Holders.

          Each Holder that participates in the Exchange Offer will be required to represent to the Company in writing (which may be contained in the applicable letter of transmittal) that (i) any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (ii) it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the Securities Act, (iii) it is not an affiliate (as defined in Rule 405 under the Securities Act) of any Issuer or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes, (v) if such Holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities, it will deliver a prospectus in connection with any resale of such Exchange Notes and (vi) the Holder is not acting on behalf of any Persons who could not truthfully make the foregoing representations.

          (b) The Company and the Initial Purchasers acknowledge that the staff of the Commission has taken the position that any broker-dealer that elects to exchange Notes that were acquired by such broker-dealer for its own account as a result of market-making or other trading activities for Exchange Notes in the Exchange Offer (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (other than a resale of an unsold allotment resulting from the original offering of the Notes).

          The Company and the Initial Purchasers also acknowledge that the staff of the Commission has taken the position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the Securities Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

          In light of the foregoing, if requested by a Participating Broker-Dealer (a "Requesting Participating Broker-Dealer"), the Issuers agree to use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective for a period of up to 180 days after the date on which the Exchange Offer Registration Statement is declared effective, or such longer period if extended pursuant to the last paragraph of Section 5 hereof (such period, the "Applicable Period"), or such earlier date as all Requesting Participating Broker-Dealers shall have notified the Company in writing that such Requesting Participating Broker-Dealers have resold all Exchange Notes acquired in the Exchange Offer. The Company shall include a plan of distribution in such Exchange Offer Registration Statement that meets the requirements set forth in the preceding paragraph.

          If, prior to consummation of the Exchange Offer, any Holder holds any Notes acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or if any Holder is not entitled to participate in the Exchange Offer, the Company upon the request of any such Holder shall simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to any such Holder, in exchange (the "Private Exchange") for such Notes held by any such Holder, a like principal amount of notes (the "Private Exchange Notes") of the Company that are identical in all material respects to the Exchange Notes, except for the placement of a restrictive legend on such Private Exchange Notes. The Private Exchange Notes shall be issued pursuant to the same indenture as the Exchange Notes and bear the same CUSIP number as the Exchange Notes.

          In connection with the Exchange Offer, the Company shall:

          (1) mail or cause to be mailed to each Holder entitled to participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (3) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

          (4) otherwise comply in all material respects with all applicable laws, rules and regulations.

          As soon as practicable after the close of the Exchange Offer and the Private Exchange, if any, the Company shall:

          (1) accept for exchange all Registrable Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer and the Private Exchange, if any;

          (2) deliver or cause to be delivered to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

          (3) cause the Trustee to authenticate and deliver promptly to each Holder of Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

          The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable interpretation of the staff of the Commission, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Issuers to proceed with the Exchange Offer or the Private Exchange, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Issuers that would impair their ability to so proceed and (iii) all governmental approvals shall have been obtained, which approvals the Issuers deem necessary for the consummation of the Exchange Offer or Private Exchange.

          In the event that the Issuers are unable to consummate the Exchange Offer or the Private Exchange due to any event listed in clauses (i) through
(iii) above, the Issuers shall not be deemed to have breached any covenant under this Section 2.

          The Exchange Notes and the Private Exchange Notes shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture (in either case, with such changes as are necessary to comply with any requirements of the Commission to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA and shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such other indenture shall provide that when a vote or consent of the Holders is required, the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter.

          (c) In the event that (i) any changes in law or the applicable interpretations of the staff of the Commission do not permit the Issuers to effect the Exchange Offer, (ii) for any reason the Exchange Offer is not consummated within 180 days of the Issue Date, (iii) any Holder notifies the Company that it is prohibited by law or the applicable interpretations of the staff of the Commission from participating in the Exchange Offer, (iv) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such holder as an affiliate of any Issuer), (v) the Initial Purchasers so request with respect to Notes that have, or that are reasonably likely to be determined to have, the status of unsold allotments in an initial distribution or (vi) any Holder of Private Exchange Notes so requests (each such event referred to in clauses (i) through (vi) of this sentence, a "Shelf Filing Event"), then the Issuers shall file a Shelf Registration Statement pursuant to
Section 3 hereof.

     Section 3. Shelf Registration Statement

          If at any time a Shelf Filing Event shall occur, then:

          (a) Shelf Registration Statement. The Issuers shall file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes not exchanged in the Exchange Offer, Private Exchange Notes and Exchange Notes as to which Section 2(c)(iv) is applicable, which may be an amendment to the Exchange Offer Registration Statement (the "Initial Shelf Registration Statement"). The Issuers shall file with the Commission the Initial Shelf Registration Statement as promptly as practicable and in any event on or prior to 45 days after the Company determines or is notified that a Shelf Filing Event has occurred. The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Notes to be included in the Initial Shelf Registration Statement or in any Subsequent Shelf Registration Statement (as defined below).

          The Issuers shall use their respective reasonable best efforts (x) to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act on or prior to the 90th day after the Company determines or is notified that such a Shelf Filing Event has occurred; provided that the Shelf Registration Statement shall not be declared effective on or prior to June 1, 2003 and (y) to keep the Initial Shelf Registration Statement continuously effective under the Securities Act for the period ending on the date which is two years from the date it becomes effective (or one year if the Initial Shelf Registration Statement is filed at the request of an Initial Purchaser), subject to extension pursuant to the penultimate paragraph of Section 5 hereof (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Notes covered by the Initial Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Initial Shelf Registration Statement or cease to be outstanding, (ii) all Registrable Notes are eligible to be sold to the public pursuant to Rule 144(k) under the Securities Act or (iii) a Subsequent Shelf Registration Statement covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration Statement or an earlier Subsequent Shelf Registration Statement has been declared effective under the Securities Act; provided, however, that (i) the Effectiveness Period in respect of the Initial Shelf Registration Statement shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein and (ii) the Company may suspend the effectiveness of the Initial Shelf Registration Statement by written notice to the Holders solely as a result of the filing of a post-effective amendment to the Initial Shelf Registration Statement where such post-effective amendment is not yet effective and needs to be declared effective to permit holders to use the related Prospectus.

          (b) Subsequent Shelf Registration Statements. If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuers shall use their respective reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall as soon as practicable after such cessation amend the Initial Shelf Registration Statement or such Subsequent Shelf Registration Statement, as the case may be, in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration Statement or such earlier Subsequent Shelf Registration Statement (each, a "Subsequent Shelf Registration State-ment"). If a Subsequent Shelf Registration Statement is filed, the Issuers shall use their respective reasonable best efforts to cause the Subsequent Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Subsequent Shelf Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement was previously continuously effective. As used herein, the term "Shelf Registration Statement" means the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

          (c) Supplements and Amendments. The Issuers agree to supplement or make amendments to the Shelf Registration Statement as and when required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter of such Registrable Notes; provided, however, that the Issuers shall not be required to supplement or amend any Shelf Registration Statement upon the request of a Holder or any underwriter if such requested supplement or amendment would, in the good faith judgment of the Company (based on advice of counsel), violate the Securities Act, the Exchange Act or the rules and regulations promulgated thereunder.

     Section 4. Liquidated Damages

          (a) Issuers and the Initial Purchasers agree that the Holders will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers agree that if:

          (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 75th day following the Issue Date, or, if that day is not a Business Day, then the next day that is a Business Day,

          (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 150th day following the Issue Date, or, if that day is not a Business Day, then the next day that is a Business Day,

          (iii) the Exchange Offer is not completed on or prior to the 180th day following the Issue Date, or, if that day is not a Business Day, then the next day that is a Business Day, or

          (iv) the Shelf Registration Statement is required to be filed but is not filed or declared effective within the time periods set forth herein or is declared effective but thereafter ceases to be effective or usable prior to the expiration of the Effectiveness Period, except if the Shelf Registration Statement ceases to be effective or usable as specifically permitted by the penultimate paragraph of Section 5 hereof

     (each such event referred to in clauses (i) through (iv) a "Registration Default"), liquidated damages in the form of additional cash interest ("Liquidated Damages") will accrue on the affected Notes and the affected Exchange Notes, as applicable. The rate of Liquidated Damages will be 0.25% per annum for the first 90-day period (or portion thereof) immediately following the occurrence of a Registration Default, increasing by an additional 0.25% per annum with respect to each subsequent 90-day period (or portion thereof) up to a maximum amount of additional interest of 1.00% per annum, from and including the date on which any such Registration Default shall occur to, but excluding, the earlier of (1) the date on which all Registration Defaults have been cured or (2) the date on which all the Notes and Exchange Notes otherwise become freely transferable by Holders other than affiliates of the Issuers without further registration under the Securities Act.

          Notwithstanding the foregoing, (1) the amount of Liquidated Damages payable shall not increase because more than one Registration Default has occurred and is pending, (2) a Holder of Notes or Exchange Notes who is not entitled to the benefits of the Shelf Registration Statement (i.e., such Holder has not elected to include information) shall not be entitled to Liquidated Damages with respect to a Registration Default that pertains to the Shelf Registration Statement and (3) no holder of Notes constituting an unsold allotment from the original sale of the Notes by the Company to the Initial Purchasers shall be entitled to Liquidated Damages by reason of a Registration Default that pertains to an Exchange Offer.

          Notwithstanding anything to the contrary set forth herein, with respect to any Registration Default, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of clause (i) or (iv) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of clause (ii) or (iv) above, (3) upon completion of the Exchange Offer, in the case of clause (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable, the applicable Registration Default shall be deemed to have been cured.

          (b) The Company shall notify the Trustee within one Business Day after each and every date on which an event occurs in respect of which Liquidated Damages are required to be paid (an "Event Date"). Any amounts of Liquidated Damages due pursuant to this Section 4 will be payable in addition to any other interest payable from time to time with respect to the Registrable Notes in cash semi-annually on the interest payment dates specified in the Indenture (to the holders of record as specified in the Indenture), commencing with the first such interest payment date occurring after any such Liquidated Damages commence to accrue. The amount of Liquidated Damages will be determined in a manner consistent with the calculation of interest under the Indenture.

     Section 5. Registration Procedures

          In connection with the filing of any Registration Statement pursuant to Section 2 or 3 hereof, the Issuers shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder, the Issuers shall:

          (a) Prepare and file with the Commission the Registration Statement or Registration Statements prescribed by Section 2 or 3 hereof, and use their reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to
     Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five Business Days prior to such filing). The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object within five Business Days after receipt thereof.

          (b) Prepare and file with the Commission such amendments and post-effective amendments to each Initial Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus, in each case, in accordance with the intended methods of distribution set forth in such Registration Statement or Prospectus, as so amended.

          (c) If (1) a Shelf Registration Statement is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom the Issuers have received written notice that it will be a Participating Broker-Dealer in the Exchange Offer, notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, as promptly as possible, and, if requested by any such Person, confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request in writing, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of the Issuers contained in any agreement (including any underwriting agreement) contemplated by Section 5(m) hereof cease to be true and correct in all material respects, (iv) of the receipt by any of the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known to any Issuer that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d) If (1) a Shelf Registration Statement is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use their reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes, as the case may be, for sale in any jurisdiction, and, if any such order is issued, to use their reasonable best efforts to obtain the withdrawal of any such order at the earliest practicable moment.

          (e) If (1) a Shelf Registration Statement is filed pursuant to Section 3 or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period and if requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or any Participating Broker-Dealer, as the case may be, (i) as promptly as practicable incorporate in such Registration Statement or Prospectus a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders or any Partici-pating Broker-Dealer, as the case may be (based upon advice of counsel), reasonably request as necessary to be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Issuers shall not be required to take any action hereunder that would, in the good faith judgment of the Company (based on advice of counsel), violate applicable laws.

          (f) If (1) a Shelf Registration Statement is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes and a single counsel to such Holders, or each such Participating Broker-Dealer and their counsel, as the case may be, who so requests and each managing underwriter, if any, and a single counsel for such underwriters, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and any exhibits.

          (g) If (1) a Shelf Registration Statement is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes and a single counsel to such Holders, or each such Participating Broker-Dealer and their counsel, as the case may be, and the underwriters, if any, and a single counsel for such underwriters, at the sole expense of the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuers hereby consent to the use of such Prospectus and each amendment or supplement thereto (provided the manner of such use complies with any limitations resulting from any applicable laws, including state securities or "Blue Sky" laws, and subject to the provisions of this Agreement) by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes or the sale by Participating Broker-Dealers of the Exchange Notes covered by or pursuant to such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Notes or Exchange Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use their reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the regis-tration or qualification (or exemption from such registration or qualification) of such Registrable Notes or Exchange Notes, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request in writing; provided, however, that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Company agrees to cause the Company's counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h), keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Exchange Notes or Registrable Notes covered by the applicable Registration Statement; provided, however, that no Issuer shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (i) If a Shelf Registration Statement is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or selling Holders may reasonably request at least two Business Days prior to any sale of such Registrable Notes or Exchange Notes.

          (j) Use their reasonable best efforts to cause the Registrable Notes or Exchange Notes covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Notes or Exchange Notes, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

          (k) If (1) a Shelf Registration Statement is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by Section 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) and the penultimate paragraph of this Section 5 file with the Commission, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (l) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes.

          (m) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes in form reasonably satisfactory to the Issuers and take all such other actions as are reasonably requested by the managing underwriter or underwriters, if any, in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Issuers and their subsidiaries (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested in form reasonably satisfactory to the Issuers; (ii) upon the request of any underwriter, use their reasonable best efforts to obtain the written opinions of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) upon the request of any underwriter, use their reasonable best efforts to obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Notes, and such other matters as reasonably requested by the managing underwriter or underwriters as permitted by the Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents, if any) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (n) If (1) a Shelf Registration Statement is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement and Prospectus. Each Inspector shall agree in writing that it will keep the Records confidential and not disclose any Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors in writing are confidential unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or Prospectus, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or the Purchase Agreement, or any transactions contemplated hereby or thereby or arising hereunder or thereunder, or (iv) the information in such Records has been made generally available to the public other than through an act of such Inspector in violation of this Section 5(n); provided, however, that, if practicable, prior notice shall be provided as soon as practicable to the Issuers of the potential disclosure of any information by such Inspector pursuant to clause (ii) of this sentence to permit the Issuers to obtain a protective order or to take other appropriate action to prevent the disclosure of such information and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector.

          (o) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(b) hereof to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes or Exchange Notes, as applicable, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable such indenture to be so qualified in a timely manner.

          (p) Comply with all applicable rules and regulations of the Commission and make generally available to the Company's securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) (i) commencing at the end of any fiscal quarter in which Registrable Notes or Exchange Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement.

          (q) Upon the request of a Holder, upon consummation of the Exchange Offer or a Private Exchange, use their reasonable best efforts to obtain an opinion of counsel to the Issuers, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Private Exchange Notes, as the case may be, and the related indenture constitute legal, valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with its respective terms, subject to customary exceptions and qualifications.

          (r) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

          (s) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

          (t) Use their reasonable best efforts to take all other steps necessary or advisable to effect the registration of the Exchange Notes and/or Registrable Notes covered by a Registration Statement contemplated hereby.

          The Company may require each seller of Registrable Notes or Exchange Notes as to which any registration is being effected to furnish to the Issuers such information regarding such seller and the distribution of such Registrable Notes or Exchange Notes as the Company may, from time to time, reasonably request. The Issuers may exclude from such registration the Registrable Notes or Exchange Notes of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make any information previously furnished to the Company by such seller not materially misleading.

          If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes that, upon actual receipt of any notice from the Company (x) of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, or (y) that the Board of Directors of the Company (the "Board of Directors") has resolved that the Company has a bona fide business purpose for doing so, then the Company may delay the filing or the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Exchange Offer Registration Statement or the Shelf Registration Statement, in all cases, for a period (a "Delay Period") expiring upon the earlier to occur of (i) in the case of the immediately preceding clause (x), such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto or
(ii) in the case of the immediately preceding clause (y), the date which is the earlier of (A) the date on which such business purpose ceases to interfere with the Company's obligations to file or maintain the effectiveness of any such Registration Statement pursuant to this Agreement or (B) 60 days after the Company notifies the Holders of such good faith determination. There shall not be more than 60 days of Delay Periods during any 12-month period. Each of the Effectiveness Period and the Applicable Period, if applicable, shall be extended by the number of days during any Delay Period. Any Delay Period will not alter the obligations of the Company to pay Liquidated Damages under the circumstances set forth in Section 4 hereof.

          In the event of any Delay Period pursuant to clause (y) of the preceding paragraph, notice shall be given as soon as practicable after the Board of Directors makes such a determination of the need for a Delay Period and shall state, to the extent practicable, an estimate of the duration of such Delay Period and shall advise the recipient thereof of the agreement of such Holder provided in the next succeeding sentence. Each Holder, by his acceptance of any Registrable Note, agrees that during any Delay Period, each Holder will discontinue disposition of such Notes or Exchange Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be.

     Section 6. Registration Expenses

          All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers shall be borne by the Issuers, whether or not the Exchange Offer Registration Statement or the Shelf Registration Statement is filed or becomes effective or the Exchange Offer is consummated, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of one counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of an Exchange Offer, or (y) as provided in Section 5(h) hereof, in the case of Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or in respect of Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Issuers and reasonable fees and disbursements of one special counsel for all of the sellers of Registrable Notes (exclusive of any counsel retained pursuant to Section 7 hereof), (v) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Issuers desire such insurance, (vii) fees and expenses of all other Persons retained by any of the Issuers, (viii) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of any of the Issuers performing legal or accounting duties), (ix) the expense of any audit, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and the obtaining of a rating of the securities, in each case, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement. Notwithstanding the foregoing or anything to the contrary, each Holder shall pay all underwriting discounts and commissions of any underwriters with respect to any Registrable Notes sold by or on behalf of it.

     Section 7. Indemnification

          (a) Each Issuer, jointly and severally, agrees to indemnify and hold harmless each Holder of Registrable Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, each Person, if any, who controls any such Person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, the agents, employees, officers and directors of each Holder and each such Participating Broker-Dealer and the agents, employees, officers and directors of any such controlling Person (each, a "Participant") from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all reasonable amounts paid in settlement of any claim or litigation) (collectively, "Losses") to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, provided that (A) the foregoing indemnity shall not be available to any Participant insofar as such Losses are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to such Participant furnished to the Company in writing by or on behalf of such Participant expressly for use therein and (B) with respect to any such untrue statement or omission made in any preliminary Prospectus, the indemnity contained in this
Section 7(a) (to the extent and only to the extent that such losses, claims, damages or liabilities resulted from the untrue statement or omission described in clause (2) below) shall not inure to the benefit of a Participant if it shall be established that both (1) a copy of the amended or supplemented Prospectus was not sent or given by such Participant to the Person asserting any such losses, claims, damages or liabilities and such Participant was required by law to so send or give such Prospectus to such Person and (2) the untrue statement or omission in the preliminary Prospectus was corrected in the amended or supplemented Prospectus, unless, in either case, such failure to deliver the amended or supplemented Prospectus was a result of noncompliance by an Issuer with any of its covenants or obligations in this Agreement.

          (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless each Issuer, each Person, if any, who controls any Issuer within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and each of their respective agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling Person from and against any Losses to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to such Participant furnished in writing to the Company by or on behalf of such Participant expressly for use therein; provided, however, that with respect to any such untrue statement or omission made in any preliminary Prospectus, the indemnity contained in this
Section 7(b) (to the extent and only to the extent that such losses, claims, damages or liabilities resulted from an untrue statement or omission in the preliminary Prospectus that was corrected in the amended or supplemented Prospectus) shall not inure to the benefit of an Issuer if it shall be estab-lished that (1) both (A) a copy of the amended or supplemented Prospectus was sent or given by such Participant to the Person asserting any such losses, claims, damages or liabilities and (B) the untrue statement or omission in the preliminary Prospectus was corrected in the amended or supplemented Prospectus or (2) such failure to deliver the amended or supplemented Prospectus was a result of noncompliance by an Issuer with any of its covenants or obligations in this Agreement.

          (c) Promptly after receipt by an indemnified party under subsection 7(a) or 7(b) above of notice of the commencement of any action, suit or proceeding (collectively, an "action"), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such action (but the failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it otherwise may have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement of such action, the indemnifying party will be entitled to participate in such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense of such action with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party will not be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) designated by the indemnified party or parties at any time for all indemnified parties in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, which consent may not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) In order to provide for contribution in circumstances in which the indemnification provided for in this Section 7 is for any reason held to be unavailable from the indemnifying party, or is insufficient to hold harmless a party indemnified under this Section 7, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such aggregate Losses (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party, on the one hand, and each indemnified party, on the other hand, from the sale of the Notes to the Initial Purchasers or the resale of the Registrable Notes by such Holder, as applicable, or (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of each indemnified party, on the one hand, and each indemnifying party, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and each Participant, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the sale of the Notes to the Initial Purchasers (net of discounts and commissions but before deducting expenses) received by the Issuers are to
(y) the total net profit received by such Participant in connection with the sale of the Registrable Notes. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or such Participant and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.

          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Participant be required to contribute any amount in excess of the amount by which the net profit received by such Participant in connection with the sale of the Registrable Notes exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each Person, if any, who controls any Participant within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each director, officer, employee and agent of such Participant shall have the same rights to contribution as such Participant, and each Person, if any, who controls any Issuer within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each director, officer, employee and agent of such Issuer or Person who controls such Issuer shall have the same rights to contribution as such Issuer. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise, except to the extent that it has been prejudiced in any material respect by such failure; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under this Section 7 for purposes of indemnification. Anything in this section to the contrary notwithstanding, no party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written consent was not unreasonably withheld.

     Section 8. Rules 144 and 144A

          The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder or beneficial owner of Registrable Notes, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act, in each case for so long as any Registrable Notes remain outstanding. The Issuers further covenant for so long as any Registrable Notes remain outstanding that they will take such further action as any Holder of Registrable Notes may reasonably request from time to time to enable such Holder to sell Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.

     Section 9. Underwritten Registrations

          If any of the Registrable Notes covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and shall be reasonably acceptable to the Company.

          No Holder of Registrable Notes may participate in any underwritten registration hereunder if such Holder does not (a) agree to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     Section 10. Miscellaneous

          (a) No Inconsistent Agreements. The Issuers have not entered, as of the date hereof, and shall not enter, after the date of this Agreement, into any agreement with respect to any of their securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not conflict with and are not inconsistent with, in any material respect, the rights granted to the holders of any of the Issuers' other issued and outstanding securities under any such agreements. The Issuers have not entered and will not enter into any agreement with respect to any of their securities which will grant to any Person piggy-back registration rights with respect to any Registration Statement.

          (b) Adjustments Affecting Registrable Notes. The Issuers shall not, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

          (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given except pursuant to a written agreement duly signed and delivered by (I) the Issuers and (II)(A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(c) may not be amended, modified or supplemented except pursuant to a written agreement duly signed and delivered by each Holder and each Participating Broker-Dealer (including any Person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement) adversely affected by any such amendment, modification, supplement or waiver. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold pursuant to such Registration Statement.

          (d) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

     (i) if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture.

     (ii) if to the Issuers, at the address as follows:

                 Meritage Corporation
                 6613 North Scottsdale Road
                 Suite 200
                 Scottsdale, Arizona  85250
                 Telephone:  (480) 998-8700
                 Fax:  (480) 998-9178
                 Attention:  Larry W. Seay

          With a copy to:

                 Snell & Wilmer L.L.P.
                 One Arizona Center
                 400 E. Van Buren Street
                 Phoenix, Arizona  85004-2223
                 Telephone:  (602) 382-6000
                 Fax:  (602) 382-6070
                 Attention:  Steven D. Pidgeon, Esq.

     (iii) if to the Initial Purchasers, at the address as follows:

                 Deutsche Bank Securities Inc.
                 31 West 52nd Street
                 New York, New York  10019
                 Facsimile No.:  (646) 324-7467
                 Attention:  Corporate Finance

          With a copy to:

                 Cahill Gordon & Reindel
                 80 Pine Street
                 New York, New York  10005
                 Telephone:  (212) 701-3000
                 Fax:  (212) 269-5420
                 Attention:  Daniel J. Zubkoff, Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by the recipient's telecopier machine, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

          (e) Guarantors. So long as any Registrable Notes remain outstanding, the Issuers shall cause each Person that becomes a guarantor of the Notes under the Indenture to execute and deliver a counterpart to this Agreement which subjects such Person to the provisions of this Agreement as a Guarantor. Each of the Guarantors agrees to join the Company in all of its undertakings hereunder to effect the Exchange Offer for the Exchange Notes and the filing of any Shelf Registration Statement required hereunder.

          (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Notes.

          (g) Counterparts. This Agreement may be executed by facsimile and in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          (j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

          (k) Securities Held by the Company or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (l) Third-Party Beneficiaries. Holders and beneficial owners of Registrable Notes and Participating Broker-Dealers are intended third-party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons. No other Person is intended to be, or shall be construed as, a third-party beneficiary of this Agreement.

          (m) Attorneys' Fees. As between the parties to this Agreement, in any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees actually incurred in addition to its costs and expenses and any other available remedy.

          (n) Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders on the one hand and the Issuers on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        MERITAGE CORPORATION


                                        By: /s/ Larry W. Seay
                                            ------------------------------------
                                            Name:  Larry W. Seay
                                            Title: VP


                                        MONTEREY HOMES ARIZONA, INC.
                                        MONTEREY HOMES CONSTRUCTION, INC.
                                        MERITAGE HOMES CONSTRUCTION, INC.
                                        MERITAGE HOMES OF ARIZONA, INC.
                                        MERITAGE HOMES OF NORTHERN
                                         CALIFORNIA, INC.
                                        MTH-HOMES NEVADA, INC.
                                        MTH-TEXAS GP, INC.
                                        MTH-TEXAS GP II, INC.
                                        MTH-TEXAS LP, INC.
                                        MTH-TEXAS LP II, INC.
                                        HANCOCK-MTH BUILDERS, INC.
                                        HANCOCK-MTH COMMUNITIES, INC.


                                        By: /s/ Larry W. Seay
                                            ------------------------------------
                                            Name:  Larry W. Seay
                                            Title: VP

                                        HULEN PARK VENTURE, L.L.C.

                                        By:  Legacy/Monterey Homes L.P.,
                                              its Sole Member

                                        By:  MTH-Texas GP, Inc.,
                                              General Partner of Legacy/Monterey
                                              Homes L.P.

                                        By: /s/ Larry W. Seay
                                            ------------------------------------
                                            Name: Larry W. Seay
                                            Title: VP


                                        LEGACY/MONTEREY HOMES L.P.

                                        By:  MTH-Texas GP, Inc.,
                                              its General Partner

                                        By: /s/ Larry W. Seay
                                            ------------------------------------
                                            Name: Larry W. Seay
                                            Title: VP


                                        LEGACY OPERATING COMPANY, L.P.


                                        By:  Meritage Holdings, L.L.C.,
                                              its General Partner

                                        By:  Legacy/Monterey Homes L.P.,
                                              Sole Member of Meritage
                                              Holdings L.L.C.

                                        By:  MTH-Texas GP, Inc.,
                                             General Partner of Legacy/Monterey
                                             Homes L.P.

                                        By: /s/ Larry W. Seay
                                            ------------------------------------
                                            Name: Larry W. Seay
                                            Title: VP

                                        MERITAGE HOLDINGS, L.L.C.

                                        By:  Legacy/Monterey Homes L.P.,
                                             its Sole Member

                                        By:  MTH-Texas GP, Inc.,
                                             General Partner of Legacy/Monterey
                                             Homes L.P.

                                        By: /s/ Larry W. Seay
                                            ------------------------------------
                                            Name: Larry W. Seay
                                            Title: VP


                                        MERITAGE PASEO CONSTRUCTION, LLC

                                        By:  Meritage Homes Construction, Inc.,
                                              its Sole Member

                                        By: /s/ Larry W. Seay
                                            ------------------------------------
                                            Name: Larry W. Seay
                                            Title: VP


                                        MERITAGE PASEO CROSSING, LLC

                                        By:  Meritage Homes of Arizona, Inc.,
                                              its Sole Member

                                        By: /s/ Larry W. Seay
                                            ------------------------------------
                                            Name: Larry W. Seay
                                            Title: VP


                                        MTH-HOMES TEXAS, L.P.

                                        By:  MTH-Texas GP II, Inc.,
                                              its General Partner

                                        By: /s/ Larry W. Seay
                                            ------------------------------------
                                            Name: Larry W. Seay
                                            Title: VP

                                        MTH-CAVALIER, LLC

                                        By:  Monterey Homes Construction, Inc.,
                                              its Sole Member

                                        By: /s/    Larry W. Seay
                                            ------------------------------------
                                            Name:  Larry W. Seay
                                            Title: VP

                                        DEUTSCHE BANK SECURITIES INC.
                                        UBS WARBURG LLC
                                        BANC ONE CAPITAL MARKETS, INC.
                                        FLEET SECURITIES, INC.

                                        By:  DEUTSCHE BANK SECURITIES INC.


                                        By: /s/    Richard Thaler
                                            ------------------------------------
                                            Name:  Richard Thaler
                                            Title: Managing Director


                                        By: /s/    Steve N. Sachman
                                            ------------------------------------
                                            Name:  Steve N. Sachman
                                            Title: Director

                                                                      Schedule A

                                   GUARANTORS


1. Meritage Homes Construction, Inc.

2. Meritage Homes of Arizona, Inc.

3. Meritage Homes of Northern California, Inc.

4. Monterey Homes Arizona, Inc.

5. Monterey Homes Construction, Inc.

6. MTH-Homes Nevada, Inc.

7. MTH-Texas GP, Inc.

8. MTH-Texas GP II, Inc.

9. MTH-Texas LP, Inc.

10. MTH-Texas LP II, INC.

11. Hancock-MTH Builders, Inc.

12. Hancock-MTH Communities, Inc.

13. Hulen Park Venture, L.L.C.

14. Legacy/Monterey Homes L.P.

15. Legacy Operating Company, L.P.

16. Meritage Holdings, L.L.C.

17. Meritage Paseo Construction, LLC

18. Meritage Paseo Crossing, LLC

19. MTH-Homes Texas, L.P.

20. MTH-Cavalier, LLC